Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Quarterly Dynamic Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated February 13, 2025

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given buffer and Target Outcome Period. On February 21, 2025, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of February 24, 2025. The new Target Outcome Period will end on May 16, 2025. While the actual cap and buffer will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges and buffer for the Fund for the Target Outcome Period beginning on February 24, 2025. A supplement to the Fund’s prospectus will be filed on February 24, 2025 that will include the actual cap and buffer for the new Target Outcome Period, which may be higher or lower than the anticipated cap ranges and buffer set forth below.

Fund	Anticipated cap range (before fees and expenses)	Anticipated cap range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)	Anticipated buffer (before fees and expenses)	Anticipated buffer (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Quarterly Dynamic Buffer ETF (FHDG)	3.50% - 4.05%	3.29% - 3.84%	7.50%	7.29%

Please Keep this Supplement with your Fund Prospectus for Future Reference